                                                                EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





             As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-34661, 33-65321, 33-64504, 33-31408 and 33- 50396.




                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP





             Grand Rapids, Michigan
             March 12, 1997




                                    - 47 -